SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

(X)     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                          CUSTOM BRANDED NETWORKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 (X)     No  fee  required
 ( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Proposed maximum aggregate value of transaction:

         4)  Total fee paid:

( )     Fee  paid  previously  with  preliminary  materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount  Previously  Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date Filed:

                          CUSTOM BRANDED NETWORKS, INC.
                                   821 E. 29th
                North Vancouver, British Columbia, Canada V7K 1B6

                                                                November 8, 2004

Dear  Shareholder:

You are cordially invited to attend the special meeting of shareholders of CUSTOM BRANDED NETWORKS, INC., which will be held at the offices of the Company's corporate counsel at 10616 Eagle Nest Street, Las Vegas, NV 89141 on November 19, 2004 at 2:00 p.m. Pacific Time.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of CUSTOM BRANDED NETWORKS, Inc.

                                      Sincerely,

                                      Paul G. Carter
                                      President & CEO & Director

                          CUSTOM BRANDED NETWORKS, INC.
                                   821 E. 29th
                North Vancouver, British Columbia, Canada V7K 1B6
                            Telephone (604) 904-6946

              ____________________________________________________

                   NOTICE OF SPECIAL  MEETING OF SHAREHOLDERS

               ___________________________________________________

TO  THE  SHAREHOLDERS  OF  CUSTOM  BRANDED  NETWORKS  INC.:

The special meeting of the shareholders of CUSTOM BRANDED NETWORKS, INC. will be held at the offices of the Company's corporate counsel at 10616 Eagle Nest Street, Las Vegas, NV 89141, on November 19, 2004 at 2:00 p.m. Pacific Time, for the following purposes:

1. To vote upon a proposal to amend the articles of incorporation in order the authorize the board of directors to increase the number of authorized common shares from 50,000,000 shares to 250,000,000 shares and to authorized the issuance of 50,000,000 preferred shares pursuant to rights and preferences established by the board of directors in its sole discretion.

2. To vote upon a proposal to amend the articles of incorporation in to the authorize the board of directors to change the name of corporation from its present name to a name reflective of the business operations the Company will engage in, in the future.

Shareholders of record at the close of business on October 26, 2004 are entitled to notice of and to vote at the meeting. The Company's proxy statement to shareholders accompanies this notice.

All  shareholders  are  invited  to  attend  the  meeting  in  person.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,

Paul  G.  Carter,  President  ,  CEO  &  Director
North  Vancouver,  British  Columbia,  Canada
November  8,  2004


                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                          CUSTOM BRANDED NETWORKS, INC.
                                   821 E. 29th
                North Vancouver, British Columbia, Canada V7K 1B6

                            Telephone (604) 904-6946
                ________________________________________________

                                 PROXY STATEMENT
                ________________________________________________

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2004


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CUSTOM BRANDED NETWORKS, INC. OR ANY OTHER PERSON.
                            MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CUSTOM BRANDED NETWORKS, INC. (the "Company") for use at the special meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the offices of the corporate counsel of the Company at 10616 Eagle Nest Street, Las Vegas, NV 89141, on November 19, 2004 at 2:00 p.m. Pacific Time, to approve an amendment to the articles of incorporation.

Other than the matters specifically discussed herein, management knows of no other business that may properly come before the meeting to be voted upon though there may be a discussion of projected upcoming events. The above matters to be voted upon require for their approval the affirmative vote of a majority of the shares of the Company issued and outstanding.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about November 8, 2004.

                      RECORD DATE; SOLICITATION OF PROXIES

The board of directors of CUSTOM BRANDED NETWORKS, INC. has fixed the close of business on October 26, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were approximately 48,272,532 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by CUSTOM BRANDED NETWORKS, INC. and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. CUSTOM BRANDED NETWORKS, INC. will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. CUSTOM BRANDED NETWORKS, INC. will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. CUSTOM BRANDED NETWORKS, INC. has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that CUSTOM BRANDED NETWORKS, INC. will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding CUSTOM BRANDED NETWORKS, INC.'s proxies and related materials may be directed in writing to Paul G. Carter, President & CEO, at 821 E. 29th, North Vancouver, B.C. Canada V7K 1B6.

                            VOTE REQUIRED AND VOTING

In order to obtain shareholder approval for the amendment to the articles of incorporation, it requires the affirmative vote at the meeting of a majority of all common shares issued and outstanding.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the amendment to the articles of incorporation. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting to be voted upon though there may be a discussion of projected upcoming events. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                                        -5

                               REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of CUSTOM BRANDED NETWORKS, INC. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or
(3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                                   PROPOSAL I

          AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
          NUMBER OF AUTHORIZED COMMON STOCK FROM 50,000,000 SHARES TO
        250,000,000 SHARES AND TO AUTHORIZED THE ISSUANCE OF 50,000,000
                                PREFERRED SHARES

REASON FOR THE INCREASE IN AUTHORIZED COMMON STOCK AND TO AUTHORIZED PREFERRED STOCK

The Company has previously announced its intention to acquire a resource based project with substantial proven reserves. The board of directors has determined that the best way to finalize the acquisition is to have available common and preferred shares to be issued in connection with the acquisition.

At the present time the Company has 50,000,000 common shares authorized of which 48,272,532 are issued and outstanding. Management believes that if authorized common stock is increased to a total of 250,000,000 common shares, sufficient common shares will be available to complete the transaction. Management also believes that preferred stock should also be available for issuance in case it is needed in the transaction. Accordingly, management has proposed that 50,000,000 preferred shares be authorized for issuance by the board of directors. The amendment to the articles of incorporation will specify that that board of directors shall have authority to designate the rights and preferences of the preferred shares or any series thereof prior to the issuance of any preferred shares. These designations may give the holders of preferred shares rights that are superior to the holders of common shares.

The additional authorized shares, both common and preferred, may also be used in the future for additional acquisitions and/or for capital raising purposes, or to be issued to employees, consultants and advisors of the Company in payment for services rendered for the Company. The Company may also issue stock to settle debts with suppliers and creditors.

The authorization of additional capital in the form of both common and preferred stock pursuant to this proposal will allow the board of directors to issue the additional authorized shares pursuant to their discretion. The issuance of these shares can have the effect of diluting the holdings of shareholders who hold shares prior to the new issuances of stock. The board of directors believes that the increase in the authorized common shares and the authorization of preferred shares will be well merited since it may result in the Company building a core of income-producing assets. The board of directors believes that over the long term the impact of these income-producing assets may result in an increase in the company's valuation and stock price such that the dilution arising from the issuance of additional equity capital may be more than offset by the increase in valuation such that stockholders may see an increase in the stock price as a result.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES AND TO AUTHORIZED PREFERRED SHARES.

                                   PROPOSAL II

              AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE
                          THE NAME OF THE CORPORATION.

REASON TO CHANGE THE NAME OF THE COMPANY

Since in or about November, 2000, the Company has been in the business of providing turnkey private label Internet solutions to businesses and private organizations that desire to affiliate with a customer base via the Internet. In this way, the Company sought to create for itself a recurring revenue stream through the sale of subscription-based services. The Company also attempted to sell individual components of its services to established Internet Service Providers at pricing that would be profitable for both parties, including wholesale dialup port access and back-office services for ISP's.

Even though the business plan of the Company called for the Company to provide turnkey private label Internet solutions to businesses and private organizations that desired to affiliate with a customer base via the Internet, the business did not developed as rapidly as had been anticipated. The board of directors ultimately decided that it was not likely that this business plan could be developed by the Company to commercial viability.

The Company has now decided to acquire a resource based project with substantial proven reserves. In light of this, the board of directors has determined that it is in the best interest of the Company to change the name of the Company to a name that will more accurately reflect the future business operations of the Company. At the present time it is uncertain as to exactly what project or projects will be acquired and so it is not possible to know exactly what name will be best for the Company. If this proposal number II is approved by the shareholders, it will grant to the board of directors the authority to change the name of the Company to a name, which in the discretion of the board of directors is reflective of the new business eventually entered into.

By changing the name of the Company from CUSTOM BRANDED NETWORKS, INC., the Company will lose the good will that has been established and is represented by that name. The board of directors believes however that the amount of good will that will be lost is negligible because the Company was ultimately unsuccessful in establishing the business represented by that name. In addition, the board of directors does not believe the loss of the name will damage the Company because it no longer intends to pursue the business direction suggested by that name.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION AS CHOSEN BY THE DIRECTORS.

                           BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of October 26, 2004, Common Stock ownership of (1) the Directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, based on management's best knowledge at the date set out above , and
(3)  the  Company's  Directors  and  Officers  as  a  group:


Directors, Officers                             Shares Beneficially
and 5% Stockholders                                    Owned
-------------------------               -------------------------------------
                                           Number                   Percent
                                         ----------                ---------

Paul G. Carter                            2,000,000                   4.1%
821 E. 29th
North Vancouver, B.C.
V7K  1B6

Power Products Australia Pty Ltd.         7,235,026                  15.0%
200-220  Toogood  Road
Bayview  Heights,  Caims  4870
Queensland,  Australia

OTC Investments, Ltd.                    17,842,380(1)               27.0%
1710-1177 West Hastings Street
Vancouver, B.C.  V6E 2L3

All directors and officers                2,000,000                   4.1%
as a group (1 person)

(1) OTC Investments, Ltd. does not hold any shares directly but is the beneficial holder of the shares as the holder of a senior security with the right to convert to 17,842,380 common shares within 60 days.

                       WHERE YOU CAN FIND MORE INFORMATION

CUSTOM BRANDED NETWORKS, INC. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. CUSTOM BRANDED NETWORKS, INC. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS
Paul G. Carter
President, CEO and Director

                          CUSTOM BRANDED NETWORKS, INC.
                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 19, 2004
                                      PROXY

The undersigned appoints Paul G. Carter of CUSTOM BRANDED NETWORKS, INC. with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of CUSTOM BRANDED NETWORKS, INC., to be held November 19, 2004, beginning at 2:00 p.m., Pacific Time, at 10616 Eagle Nest Street, Las Vegas, NV 89141, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated  [X]

Total Number of Shares Held:  ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. To approve the amendments to the articles of incorporation to increase the authorized common shares and to authorized the issuance of preferred shares.

                      FOR Amendment               NOT FOR Amendment
                            [_]                         [_]

2. To approve an amendment to the articles of incorporation to change the name of the Company to a name selected by the board of directors that is reflective of the new business direction of the Company.

                      FOR Amendment               NOT FOR Amendment
                           [_]                         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Dated:  ________________,  2004

Signature(s)

X  _________________________

___________________________
SHAREHOLDER  (PRINT  NAME)

          PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER 19, 2004.